SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      September 16, 1999


                           ESQUIRE COMMUNICATIONS LTD.
               (Exact name of registrant as specified in charter)


  Delaware                           1-11782                      13-3703760
(State or other                   (Commission                   (IRS Employer
 jurisdiction of                  File Number)                  Identification
 incorporation)                                                      No.)


750 B Street, San Diego, California                                 92101
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code            (619) 515-0811


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(Former name or former address, if changed since last report)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          On September 16, 1999, Esquire Communications Ltd. (the "Company") engaged Deloitte & Touche LLP as its independent accountants to audit its financial statements in place of KPMG LLP (the "Former Accountants").

          The decision to change accountants was approved by the Board of Directors and the Audit Committee of the Company.

          The Former Accountants' report on the financial statements of the Company for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements of the type described in paragraph (a)1(i)(iv) of Item 304 of Regulation S-K or any reportable event as described in paragraph (a)(1)(v), paragraph (a)(2) or paragraph (b) of Item 304 of Regulation S-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



EXHIBITS

  16      Letter from KPMG LLP (to be filed by amendment).

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ESQUIRE COMMUNICATIONS LTD.


                                         By:/S/ STEVEN L. WOLKENSTEIN
                                            -----------------------------
                                             Steven L. Wolkenstein
                                             Vice President and Treasurer

Dated:  September 22, 1999